SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

SPARX ASIA FUNDS
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed

PRELIMINARY PROXY NOTICE, SUBJECT TO CHANGE, DATED JULY 14, 2009

SPARX Asia Funds
330 Madison Avenue
New York, New York 10017

Notice of Special Meeting of Shareholders
To be Held September 17, 2009

To Shareholders of SPARX Japan Fund and SPARX Japan Smaller Companies Fund:

        We invite you to attend a Special Meeting of Shareholders of the SPARX Japan Fund and the SPARX Japan Smaller Companies Fund (each a “Fund”), each a series of SPARX Asia Funds, a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, on Thursday, September 17, 2009 at 10:00 a.m., local time, at 330 Madison Avenue, Suite 924, New York, New York 10017. As we describe in the accompanying proxy statement, the shareholders will vote on the following:

1.	to approve a new investment advisory agreement for each Fund;

2.	to approve a new sub-advisory agreement for each Fund;

3.	to elect four trustees of the trust; and

4.	to consider and act upon any other business that properly comes before the special meeting or any adjournment or postponement thereof.

        We have enclosed with the accompanying proxy statement a proxy card solicited by our Board of Trustees. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or via the Internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the special meeting.

        We look forward to seeing you at the special meeting.

SPARX ASIA FUNDS

Evan Gartenlaub President

New York, New York
July ___, 2009

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on September 17, 2009

        This proxy statement and copies of the Trust’s most recent annual report to shareholders are available at www.SparxAsiaFunds.com or call (800) 632-1320.

PRELIMINARY PROXY Q&A, SUBJECT TO CHANGE, DATED JULY 14, 2009

FREQUENTLY ASKED QUESTIONS

Why have I received this proxy statement?

        Our Board of Trustees (the “Board”) has sent you this proxy statement to ask for your vote as a shareholder of the SPARX Japan Fund or the SPARX Japan Smaller Companies Fund (each a “Fund”, and, collectively, the “Funds”), each a series of SPARX Asia Funds (the “Trust”). Shareholders will vote on (1) the approval of a new investment advisory agreement for each Fund, (2) the approval of a new sub-advisory agreement for each Fund and (3) the election of four trustees to the Board.

        SPARX Investment & Research, USA, Inc. (“SPARX”) is the current investment adviser to the Funds. The management team of SPARX and the Trust recently completed a strategic review that resulted in a decision to seek strategic options for the Funds, including possible liquidation or reorganization. The management team viewed Hennessy Advisors, Inc. (“Hennessy Advisors”) as a good “fit” to advise each of the Funds because Hennessy Advisors is focused on providing high quality investment services to the mutual funds it advises, marketing and distributing the mutual funds it advises through retail and institutional channels and providing outstanding customer service with a “shareholder first” philosophy. So, the Board is recommending the approval of the reorganization of the Trust pursuant to which Hennessy Advisors will become the investment adviser to the Funds, with SPARX Asset Management Co., Ltd. continuing as investment sub-adviser to the Funds, and the trustees/directors of the other mutual funds advised by Hennessy Advisors will become the trustees of the Trust (the “Reorganization”). There will be no change in the day-to-day management of the Funds’ investment portfolios as a result of the proposed Reorganization.

        In accordance with the terms of the Reorganization and the Investment Company Act of 1940, as amended, the Board is seeking approval of (1) a new investment advisory agreement between the Trust, on behalf of each Fund, and Hennessy Advisors (see Proposal 1); (2) a new sub-advisory agreement between Hennessy Advisors and SPARX Asset Management Co., Ltd. (see Proposal 2); and (3) the election of four trustees to the Board (see Proposal 3).

Who is entitled to vote?

        If you owned shares of the Funds as of the close of business on the record date of July 15, 2009 (the “Record Date”), then you are entitled to vote. You will be entitled to one vote per share for each share that you own on the Record Date, but only with respect to the Fund for which you own shares. The shareholders of each Fund are entitled to vote on all of the proposals with respect to their Fund.

How will the change in investment adviser affect shareholders?

        Hennessy Advisors has assured the Board that the nature and quality of the investment advisory services provided to each of the Funds will continue following the consummation of the Reorganization. The fees payable by the Funds under the new investment advisory agreement are the same as the fees payable by the Funds under the current investment advisory agreement. In addition, Hennessy Advisors has agreed to maintain the existing expense limitation arrangements for the Funds through February 28, 2010. There will be no change in the day-to-day management of the Funds’ investment portfolios as a result of the proposed Reorganization.

How do I vote my shares?

        For your convenience, you may vote your shares in the following four ways:

        In Person: You may vote your shares in person at the special meeting if you attend.

        By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

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        By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available, call the toll-free number on the proxy card and follow the simple instructions.

        Via the Internet: You may vote your shares via the Internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

How will proxies be solicited?

        We will solicit proxies by mail. In addition, certain of our officers may solicit by telephone, facsimile and personally. These officers will not be paid specifically for soliciting proxies. Hennessy Advisors, and not the Funds, will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds.

How many shares of the Funds are entitled to vote?

        As of the Record Date, the number of Investor shares of the SPARX Japan Fund that were entitled to vote at the special meeting was __________, and the number of Institutional shares of the SPARX Japan Fund that were entitled to vote at the special meeting was _________. Investor shares and Institutional shares of the SPARX Japan Fund will vote together as a single class for the approval of each of the proposals described in the Notice of Special Meeting of Shareholders. As of the Record Date, the number of shares of the SPARX Japan Smaller Companies Fund that were entitled to vote at the special meeting was __________.

What happens if other matters come up at the special meeting?

        The matters described in this proxy statement are the only matters that we know of that will be voted on at the special meeting. If other matters are properly presented at the special meeting, the proxy holders named in the proxy card will vote your shares as they see fit.

What happens if one of the voting items obtains a sufficient number of votes but the other voting items do not?

        The approval of the new investment advisory agreement for the Funds, the approval of the new sub-advisory agreement for the Funds and the election of four trustees to the Trust are expressly conditioned upon each other. In other words, for example, if the new investment advisory agreement and the new sub-advisory agreement are approved by the Funds, but the four trustees are not elected, then the new investment advisory agreement and the new sub-advisory agreement will not become effective.

What happens if the special meeting is adjourned?

        The special meeting could be adjourned if, for example, a quorum does not exist or if a quorum exists but sufficient votes to approve a proposal are not received. In determining whether to adjourn the special meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of votes voted for and against the proposals, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the special meeting in person or by proxy. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

What constitutes a quorum?

        A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to Proposals 1 and 2, the presence in person or by proxy of shareholders of each Fund entitled to cast at least 30% of the votes entitled to be cast will constitute a quorum for the voting on Proposal 1 and 2 for that Fund. With respect to Proposal 3, the presence in person or by proxy of shareholders of the Trust entitled to cast at least 30% of the votes entitled to be cast will constitute a quorum for the voting on Proposal 3.

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Is the Reorganization a taxable transaction to the Funds?

        The proposed Reorganization is a non-event for tax purposes for shareholders of the Funds and thus, is not a taxable transaction to the Funds.

What happens if I sign and return my proxy card but do not mark my vote?

        Evan Gartenlaub, President of the Trust, and Hoi Fong, Secretary and Treasurer of the Trust, as proxies, unless instructed otherwise on your proxy, will vote your shares “for” the new investment advisory agreement, “for” the new sub-advisory agreement and “for” the election of each trustee to the Board.

May I revoke my proxy?

        You may revoke your proxy at any time before it is exercised by giving the Trust’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the special meeting. Your attendance at the special meeting does not automatically revoke your proxy.

Who will count the votes?

        A representative of _____________ will tabulate the votes and act as the inspector of election.

Will the Trust and the Funds change their names in connection with the Reorganization?

        In connection with the Reorganization, the Trust will change its name to “Hennessy SPARX Funds Trust”. Each of the Funds will also be renamed as follows: the “Hennessy Select SPARX Japan Fund” and the “Hennessy Select SPARX Japan Smaller Companies Fund”.

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PRELIMINARY PROXY STATEMENT, SUBJECT TO CHANGE, DATED JULY 14, 2009

SPARX Asia Funds
330 Madison Avenue
New York, New York 10017

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, SEPTEMBER 17, 2009

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of SPARX Asia Funds, a Massachusetts business trust (the “Trust”), for a special meeting of shareholders of the SPARX Japan Fund and the SPARX Japan Smaller Companies Fund (each a “Fund”, and, collectively, the “Funds”), each a series of the Trust, to be voted at the special meeting of shareholders and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The special meeting of shareholders will be held on Thursday, September 17, 2009 at 10:00 a.m., local time (the “Special Meeting”), at 330 Madison Avenue, Suite 924, New York, New York 10017. The mailing of the Notice of Special Meeting of Shareholders, this proxy statement and the accompanying proxy card will take place on or about _______, July ___, 2009.

        SPARX Investment & Research, USA, Inc. (“SPARX”) is the current investment adviser to the Funds. The management team of SPARX and the Trust recently completed a strategic review that resulted in a decision to seek strategic options for the Funds, including possible liquidation or reorganization. The management team viewed Hennessy Advisors, Inc. (“Hennessy Advisors”) as a good “fit” to advise each of the Funds because Hennessy Advisors is focused on providing high quality investment services to the mutual funds it advises, marketing and distributing the mutual funds it advises through retail and institutional channels and providing outstanding customer service with a “shareholder first” philosophy. So, the Board is recommending the approval of the reorganization of the Trust pursuant to which Hennessy Advisors will become the investment adviser to the Funds, with SPARX Asset Management Co., Ltd. continuing as investment sub-adviser to the Funds, and the trustees/directors of the other mutual funds advised by Hennessy Advisors will become the trustees of the Trust (the “Reorganization”). There will be no change in the day-to-day management of the Funds’ investment portfolios as a result of the proposed Reorganization.

        In accordance with the terms of the Reorganization and the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is seeking approval of (1) a new investment advisory agreement between the Trust, on behalf of each Fund, and Hennessy Advisors (see Proposal 1); (2) a new sub-advisory agreement between Hennessy Advisors and SPARX Asset Management Co., Ltd. (see Proposal 2); and (3) the election of four trustees to the Board (see Proposal 3).

        The shareholders of each Fund are entitled to vote on all of the proposals with respect to their Fund. Investor shares and Institutional shares will vote together as a single class for the approval of Proposal 1, Proposal 2 and Proposal 3.

        In connection with the Reorganization, the Trust will change its name to “Hennessy SPARX Funds Trust”. Each of the Funds will also be renamed as follows: the “Hennessy Select SPARX Japan Fund” and the “Hennessy Select SPARX Japan Smaller Companies Fund”.

        Proxies will be solicited by mail, telephone, facsimile and personally. Hennessy Advisors, and not the Funds, will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds. You may revoke your proxy at any time before it is exercised by giving the Trust’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting. Your attendance at the Special Meeting does not automatically revoke your proxy.

        You may request a copy of the Trust’s most recent annual report and semi-annual report succeeding the annual report, by calling 1-800-632-1320 or writing SPARX Asia Funds, 330 Madison Avenue, Suite 924, New York, New York 10017, Attention: Secretary. We will furnish these copies free of charge.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        As of the record date of July 15, 2009 (the “Record Date”), the officers and trustees of the Trust as a group (six persons), and each individually, owned less than 1% of the outstanding securities of each Fund. The officers of the Funds are Evan Gartenlaub, President, Hoi Fong, Treasurer and Secretary, and Kevin T. Medina, Chief Compliance Officer. The trustees of the Funds are Evan Gartenlaub, who is an “interested person” of the Funds (as defined in the 1940 Act), Jack R. Thompson, Alice Kane and Robert Straniere.

        Set forth below are the names and addresses of all holders of each of the Funds’ shares who as of the Record Date owned of record or to the knowledge of the Funds, beneficially owned more than 5% of a class of the Funds’ then outstanding shares.

[TO BE COMPLETED]

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Introduction

        SPARX Investment & Research, USA, Inc., 330 Madison Avenue, New York, New York 10017, acts as the investment adviser to the Funds pursuant to an investment advisory agreement entered into with the Funds (the “Current Agreement”). The Current Agreement for the Funds is dated October 31, 2003, as revised August 13, 2007, and was entered into in connection with the organization of the Funds. The Board most recently provided its annual approval of the Current Agreement on September 11, 2008.

        As noted above, the management team of SPARX and the Trust recently completed a strategic review that resulted in a decision to seek strategic options for the Funds, including possible liquidation or reorganization. The management team viewed Hennessy Advisors as a good “fit” to advise each of the Funds because Hennessy Advisors is focused on providing high quality investment services to the mutual funds it advises, marketing and distributing the mutual funds it advises through retail and institutional channels and providing outstanding customer service with a “shareholder first” philosophy. So, the Board is recommending the approval of the Reorganization.

        The Current Agreement will be terminated in connection with the Reorganization. Accordingly, prior to completing the Reorganization it is necessary for the Trust, on behalf of the Funds, to enter into new investment advisory agreements to retain Hennessy Advisors to act as the investment adviser to the Funds.

        On July 13, 2009, the Board approved a new investment advisory agreement for the Funds between the Trust, on behalf of each Fund, and Hennessy Advisors (the “New Agreement”). The New Agreement will become effective as of September 18, 2009, contingent upon the approval of the New Agreement, the new sub-advisory agreement and the election of four trustees at the Special Meeting.

Description of the New Agreement and Comparison of New Agreement and Current Agreement

        Under the New Agreement, Hennessy Advisors will provide investment advisory services to each Fund. The New Agreement has an initial term of two years and thereafter will remain in effect as long as its continuance is specifically approved at least annually by (a) the trustees of the Trust or by the vote of the majority of the outstanding shares of the applicable Fund,; and (b) a vote of a majority of the trustees of the Trust who are not parties to the New Agreement or interested persons (as defined in the 1940 Act) of the Trust or Hennessy Advisors (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The New Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by the vote of a majority of a Fund’s shareholders, on 60 days’ written notice to Hennessy Advisors and by Hennessy Advisors on the same notice to a Fund. The New Agreement also provides that it will terminate automatically if it is assigned within the meaning of the 1940 Act.

        The New Agreement is substantially similar to the Current Agreement, except that under the Current Agreement SPARX has to provide 90 days’ written notice of termination (Hennessy Advisors has to provide 60 days’ written notice of termination under the New Agreement) and the sub-adviser is not a third party beneficiary to the New Agreement. Under the Current Agreement, the Trust agreed to provisions of the Current Agreement that limit the sub-adviser’s liability to induce the sub-adviser to enter into the sub-advisory agreement with SPARX. The New Agreement does not contain provisions that limit the sub-adviser’s liability.

        Pursuant to the New Agreement, Hennessy Advisors is responsible for providing or overseeing the investment management of each Fund’s portfolio, subject to general oversight by the Board, and providing each Fund with office space and all necessary office facilities, equipment and personnel for managing the investments of each Fund.

        Under the New Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties in the New Agreement, Hennessy Advisors will not be liable to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder, including any losses that may be sustained in the purchase, holding or sale of any security. Hennessy Advisors will indemnify each Fund with respect to any loss, liability, judgment, cost or penalty which the Fund may directly or indirectly suffer or incur as a result of a material breach by Hennessy Advisors of its standard of care set forth above. The Trust, on behalf of each Fund, will indemnify Hennessy Advisors with respect to any loss, liability, judgment, cost or penalty which Hennessy Advisors may directly or indirectly suffer or incur in any way arising out of the performance of its duties under the New Agreement, except to the extent that such loss, liability, judgment, cost or penalty was a result of a material breach by Hennessy Advisors of its standard of care set forth above.

        As compensation for SPARX’s services under the Current Agreement, the Trust pays SPARX an investment advisory fee, accrued daily and payable monthly, at the annual rate of 1.00% of the average daily net asset value of the SPARX Japan Fund and at the annual rate of 1.20% of the average daily net asset value of the SPARX Japan Smaller Companies Fund. The fees to be paid by the Funds under the New Agreement are the same as the fees paid by the Funds under the Current Agreement. For services by SPARX under the Current Agreement for the fiscal year ended October 31, 2008, the Funds incurred advisory fees payable to SPARX of $738,918 for the SPARX Japan Fund and $105,963 for the SPARX Japan Smaller Companies Fund. For the fiscal year ended October 31, 2008, SPARX waived fees and reimbursed expenses of $352,027 for the SPARX Japan Fund and $220,060 for the SPARX Japan Smaller Companies Fund.

        SPARX agreed, through February 28, 2010, to waive its advisory fees or reimburse expenses of the SPARX Japan Fund to the extent necessary to maintain the aggregate expenses (excluding taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses (as defined in Form N-1A under the 1940 Act) and interest expenses on borrowings) of the Investor shares and Institutional shares at 1.25% of average daily net assets of each class. SPARX agreed, through February 28, 2010, to waive its advisory fees or reimburse expenses of the SPARX Japan Smaller Companies Fund to the extent necessary to maintain the aggregate expenses (excluding taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and interest expenses on borrowings) of the Fund at 1.60% of average daily net assets.

        Hennessy Advisors has agreed to maintain the current expense limitation arrangements for the Funds through February 28, 2010. Similar to the operation of the expense limitation arrangement SPARX agreed to in connection with the Current Agreement, if the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from Hennessy Advisors for the amount of such excess. In such a situation, the monthly payment of Hennessy Advisors’ fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of Hennessy Advisors’ fee, Hennessy Advisors will pay the Fund the amount of such difference), subject to adjustment month by month through February 28, 2010 until accrued expenses thereafter fall below this limit.

        If, in any of the three fiscal years following any fiscal year in which Hennessy Advisors has reimbursed a Fund for excess expenses, the Fund’s expenses, as a percentage of the Fund’s average daily net assets, are less than the applicable expense ratio limit, the Fund will repay to Hennessy Advisors the amount Hennessy Advisors reimbursed the Fund; provided, however, that the Fund’s expense ratio may not exceed the applicable limit.

Allocation of Fees and Expenses

        Under the terms of the New Agreement, the Funds bear all expenses incurred in their operation that are not specifically assumed by Hennessy Advisors. Expenses borne by the Funds include, but are not limited to, trustees’ fees paid to those trustees who are not interested trustees under the 1940 Act; the costs of preparing and printing their registration statements required under the Securities Act of 1933, as amended, and the 1940 Act (and amendments thereto); the expense of registering their shares with the Securities and Exchange Commission and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; taxes; legal expenses; salaries of personnel specifically employed or engaged by the Trust and approved by the Board (including, but not limited to, the Trust’s Chief Compliance Officer); association membership dues; auditing, accounting and tax services; insurance premiums; brokerage and other costs incurred in connection with the purchase and sale of securities; fees and expenses of the custodian of the Funds’ assets; shareholder servicing fees; expenses of calculating the net asset value and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents, registrars and stock transfer agents, fund administrators and fund accountants; and the cost of keeping all necessary shareholder records and accounts.

Description of SPARX and Hennessy Advisors

        SPARX Investment & Research, USA, Inc., the current investment adviser to the Funds, is a wholly-owned subsidiary of SPARX Group Co., Ltd., a publicly-listed company traded on JASDAQ Securities Exchange (JASDAQ) which is controlled by majority shareholder and Chairman, Mr. Shuhei Abe. SPARX is registered as an investment adviser with the Securities and Exchange Commission.

        The President of SPARX is Evan Gartenlaub. The officers of SPARX, are Evan Gartenlaub, President; Hoi Fong, Senior Vice President; Kinfai Lo, Senior Vice President; and Kevin T. Medina, Chief Compliance Officer and Senior Vice President. The principal business address of SPARX, and the address of the managing director and officers, is 330 Madison Avenue, New York, New York 10017.

        The officers and trustees of the Trust, who are also officers or directors of SPARX, are: Mr. Gartenlaub, who is a trustee and President of the Trust and President of SPARX; Mr. Fong, who is the Treasurer and Secretary of the Trust and Senior Vice President of SPARX; and Mr. Medina who is the Chief Compliance Officer of the Trust and Chief Compliance Officer and Senior Vice President of SPARX.

        Hennessy Advisors has been providing investment advisory services since 1989. Hennessy Advisors currently acts as the investment adviser for eight other mutual funds: the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Focus 30 Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund and the Hennessy Select Large Value Fund (collectively, the “Hennessy Funds”).

        The name and principal occupation of the principal executive officer and each director of Hennessy Advisors are listed below (the address of each is c/o Hennessy Advisors, Inc., 7250 Redwood Blvd., Suite 200, Novato, California 94945):

Name and Office	Principal Occupation
Neil J. Hennessy	Mr. Hennessy has served as Chairman of the Board,
Director and President and Chief Executive Officer	President and Chief Executive Officer of Hennessy
Advisors since 1989, and is currently a Director and
the Chairman of the Board of the Hennessy Funds. He is
Chief Investment Officer to the Hennessy Funds.
Teresa M. Nilsen	Ms. Nilsen has served as a Director, Executive Vice
Director and Executive Vice President,	President, Chief Financial Officer and Secretary of
Chief Financial Officer and Secretary	Hennessy Advisors since 1989, and is currently the
Executive Vice President and Treasurer of the Hennessy
Funds.
Daniel B. Steadman	Mr. Steadman has served as a Director and Executive
Director and Executive Vice President	Vice President of Hennessy Advisors since 2000, and is
currently the Executive Vice President and Secretary of
the Hennessy Funds.
Charles W. Bennett	Mr. Bennett founded Consolidated Title Services in 1981
Director	and, until his retirement in May 2007, served as its
Chief Executive Officer and as Chief Executive Officer
of its subsidiary, California Land Title of Marin.
Henry Hansel	Mr. Hansel has been president of The Hansel Dealer
Director	Group since 1982, which includes seven automobile
dealerships.
Brian A. Hennessy	Dr. Hennessy has been a self-employed dentist for more
Director	than 20 years, and is now retired. Dr. Hennessy is the
brother of Neil J. Hennessy.
Daniel G. Libarle	Mr. Libarle is the owner and president of Lace House
Director	Linen, Inc.
Rodger Offenbach	Mr. Offenbach has been the owner of Ray’s Catering and
Director	Marin-Sonoma Picnics since 1973.
Thomas L. Seavey	Mr. Seavey manages Continental Sports Group, which
Director	sells sport and leisure products.

Required Vote

        The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund is required for the approval of the New Agreement. Investor shares and Institutional shares will vote together as a single class for the approval of the New Agreement for the SPARX Japan Fund. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the applicable Fund means the vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (ii) more than 50% of the Fund’s outstanding shares. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the applicable Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against the New Agreement if (ii) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the New Agreement regardless of whether (i) or (ii) above is applicable.

        If the New Agreement is not approved for a Fund, or the new sub-advisory agreement is not approved for a Fund, or the four trustees are not elected, then the Current Agreement will remain in effect and the Board will consider such alternative actions, if any, as are in the best interests of that Fund.

Recommendation

        On July 13, 2009, the Board approved the New Agreement and the new sub-advisory agreement. In reaching a decision to engage Hennessy Advisors as the Funds’ investment adviser, the Board, including all of the Independent Trustees, considered (1) the nature, extent and quality of the services to be provided by Hennessy Advisors; (2) the compensation to be paid under the New Agreement, which is the same as the compensation under the Current Agreement, and the fairness of such compensation in light of the services to be provided; (3) the expense ratio of the Funds under the New Agreement, which is expected to be the same as under the Current Agreement, as well as Hennessy Advisors’ agreement to waive its fees and reimburse expenses to the extent necessary to maintain the current expense ratios through February 28, 2010; (4) the qualifications of Hennessy Advisors’ personnel, portfolio management capabilities and investment methodologies; (5) Hennessy Advisors’ Code of Ethics and its operations, compliance program and policies with respect to trade allocation and brokerage practices; (6) the financial condition of Hennessy Advisors; (7) the appropriateness of the selection of Hennessy Advisors; (8) the extent to which economies of scale are relevant given the Funds’ current asset size and current asset growth potential; and (9) the benefits that Fund shareholders will realize by being part of the Hennessy Funds family, including the ability to purchase shares of the Funds on over 1,500 platforms and to exchange Fund shares into shares of other Hennessy Funds and an unaffiliated money market fund.

        Prior to approving the New Agreement, the Independent Trustees met in executive session with their independent counsel to discuss and consider the selection of Hennessy Advisors and the terms and conditions of the New Agreement. They also discussed and considered the written information that had been provided to them in advance of the Board meeting relating to Hennessy Advisors and its personnel, operations, financial condition, philosophy of management and performance and the additional related information that had been provided by Hennessy Advisors during its presentation at the meeting.

        During the course of its deliberations, the Board, including all of the Independent Trustees, reached the following conclusions regarding Hennessy Advisors and the New Agreement, among others:

•	Services to be Rendered by Hennessy Advisors. The services to be performed by Hennessy Advisors under the New Agreement are substantially the same as the services performed by SPARX under the Current Agreement and will be adequate and appropriate.

•	Investment Advisory Fees. The fees payable by the Funds under the New Agreement are the same as the fees paid by the Funds under the Current Agreement.

•	Total Expense Ratio. The expense ratio of the Funds is expected to be the same under the New Agreement as under the Current Agreement, as Hennessy Advisors will enter into an Operating Expenses Limitation Agreement with the Trust, on behalf of the Funds.

•	Profits. Since Hennessy Advisors had not realized any profits in connection with the New Agreement and since the profitability to SPARX of the Current Agreement was not relevant to the New Agreement, the profitability of the New Agreement to Hennessy Advisors would be considered in connection with its renewal after the initial term.

•	Economies of Scale. Given the Funds’ current asset size and current potential for asset growth, economies of scale are not a relevant consideration at this time.

        Thus, based upon its review, the Board concluded that the New Agreement, with respect to each Fund, is reasonable, fair and in the best interests of that Fund and the Fund’s shareholders, and the fees provided under the New Agreement are fair and reasonable.

        Accordingly, the Board recommends a vote “FOR” the New Agreement.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Introduction

        SPARX Asset Management Co., Ltd., pursuant to a sub-advisory agreement (the “Current Sub-Advisory Agreement”), serves as the sub-adviser for the Funds (the “Sub-Adviser”). The Sub-Adviser’s principal office is located at Gate City Ohsaki, East Tower 16F 1-11-2 Ohsaki, Shinagawa-ku Tokyo 141-0032, Japan. The Current Sub-Advisory Agreement is dated October 1, 2006, as revised July 31, 2007. It was approved by the shareholders of the Funds on August 19, 2005. The Board most recently provided its annual approval of the Current Sub-Advisory Agreement on September 11, 2008.

        As noted above, the management team of SPARX and the Trust recently completed a strategic review that resulted in a decision to seek strategic options for the Funds, including possible liquidation or reorganization. The management team viewed Hennessy Advisors as a good “fit” to advise each of the Funds because Hennessy Advisors is focused on providing high quality investment services to the mutual funds it advises, marketing and distributing the mutual funds it advises through retail and institutional channels and providing outstanding customer service with a “shareholder first” philosophy. So, the Board is recommending the approval of the Reorganization.

        The Current Sub-Advisory Agreement will be terminated in connection with the Reorganization. Accordingly, prior to completing the Reorganization it is necessary for the Trust, on behalf of the Funds, to enter into a new sub-advisory agreement to retain SPARX Asset Management Co., Ltd. to act as the sub-adviser to the Funds after the closing of the Reorganization.

        On July 13, 2009, the Board approved a new sub-advisory agreement for the Funds between Hennessy Advisors and the Sub-Adviser (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement will become effective as of September 18, 2009, contingent upon the approval of the New Agreement, the New Sub-Advisory Agreement and the election of four trustees at the Special Meeting.

Description of the New Sub-Advisory Agreement and Comparison of New Sub-Advisory Agreement and Current Sub-Advisory Agreement

        The New Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement, except that under the Current Sub-Advisory Agreement the Sub-Adviser has to provide 90 days’ written notice of termination (the Sub-Adviser has to provide 60 days’ written notice of termination under the New Sub-Advisory Agreement) and the fee payable to the Sub-Adviser is different (as described below). Pursuant to the New Sub-Advisory Agreement, the Sub-Adviser selects portfolio securities for investment by the Funds, purchases and sells securities for the Funds, and places orders for the execution of portfolio transactions. The New Sub-Advisory Agreement will continue in effect for a two year period and thereafter will remain in effect as long as its continuance is specifically approved at least annually by the trustees provided that in such event such continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

        Under the New Sub-Advisory Agreement, Hennessy Advisors would pay the Sub-Adviser monthly, at an annual rate of 0.35% of the average daily net assets of the SPARX Japan Fund and an annual rate of 0.20% of the average daily net assets of the SPARX Japan Smaller Companies Fund. Under the Current Sub-Advisory Agreement, SPARX pays the Sub-Adviser a sub-investment advisory fee of 60% of the contractual advisory fee due to SPARX with respect to the Funds less certain expenses.

        The New Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, immediately upon written notice to the other parties in the event of a breach of any provision of the New Sub-Advisory Agreement by the party so notified (the notified party has 30 days to cure the breach), or otherwise, upon giving 60 days’ written notice to the others. The New Sub-Advisory Agreement will automatically terminate if it is assigned.

        The New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to Hennessy Advisors for, and Hennessy Advisors will not take any action against the Sub-Adviser or hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Funds (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under the New Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under the New Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The New Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

Description of Additional Sub-Advisory Arrangement with Hennessy Advisors

        Upon approval of the New Sub-Advisory Agreement by shareholders of the Funds, Hennessy Advisors and the Sub-Adviser will enter into an arrangement related to the sub-advisory relationship that requires Hennessy Advisors to make payments to the Sub-Adviser in certain instances in which the Sub-Adviser is terminated.  Hennessy Advisors, not the Funds, will bear the costs of these payments, and the shareholders of the Funds are not being asked to approve the arrangement.  The arrangement provides that (“payment provision 1”):

        1.     If Hennessy Advisors or the Trust’s Board or shareholders of the SPARX Japan Fund terminate SPARX Asset Management Co., Ltd. as the Sub-Adviser of the Fund without cause prior to the conclusion of the 12th full calendar month after the date of entering into the arrangement, Hennessy Advisors will pay SPARX Asset Management Co., Ltd. an amount equal to 0.35% of the aggregate net asset value of the SPARX Japan Fund as of the close of business on the business day immediately preceding the shareholder approval of Hennessy Advisors becoming the investment manager to the SPARX Japan Fund (this amount will be reduced by 1/12 for each full calendar month that elapses after the date the arrangement is entered into).

        2.     If Hennessy Advisors or the Trust’s Board or shareholders of the SPARX Japan Smaller Companies Fund terminate SPARX Asset Management Co., Ltd. as the Sub-Adviser of the Fund without cause prior to the conclusion of the 12th full calendar month after the date of entering into the arrangement, Hennessy Advisors will pay SPARX Asset Management Co., Ltd. an amount equal to 0.20% of the aggregate net asset value of the SPARX Japan Smaller Companies Fund as of the close of business on the business day immediately preceding the shareholder approval of Hennessy Advisors becoming the investment manager to the SPARX Japan Smaller Companies Fund (this amount will be reduced by 1/12 for each full calendar month that elapses after the date the arrangement is entered into).

        The arrangement also provides, within 12 months of entering into the arrangement, that if Hennessy Advisors terminates SPARX Asset Management Co., Ltd. as the Sub-Adviser to either of the Funds without cause and without providing at least 60 calendar days advance written notice of such termination, then Hennessy Advisors will pay SPARX Asset Management Co., Ltd. an amount equal to the product obtained by multiplying (1) the average monthly fee paid to SPARX Asset Management Co., Ltd. for the 12 full calendar months immediately preceding the date SPARX Asset Management Co., Ltd. received written notice of its termination, by (2) the number of months between the date of such termination and the date that is 12 full calendar months after the date SPARX Asset Management Co., Ltd. received written notice of its termination (“payment provision 2”). If SPARX Asset Management Co., Ltd. is terminated as the Sub-Adviser in a manner that would require Hennessy Advisors to make a payment under both payment provision 1 and payment provision 2, then Hennessy Advisors will only be required to pay SPARX Asset Management Co., Ltd. the greater of (1) the amount under payment provision 1 and (2) the amount under payment provision 2.

        Payment provision 1 and payment provision 2 will terminate upon the conclusion of the 12th full calendar month after the date the arrangement is entered into. Following this termination, if the New Sub-Advisory Agreement is terminated without having provided SPARX Asset Management Co., Ltd. with at least 60 calendar days advance written notice of such termination, then all fees will become due and owing to SPARX Asset Management Co., Ltd. under the New Sub-Advisory Agreement promptly after the termination date of SPARX Asset Management Co., Ltd., and the amount of such fees will be calculated by treating the termination date as the date that is 60 full calendar days after the date SPARX Asset Management Co., Ltd. received written notice of its termination and, for the calendar days following the termination date, basing the calculation of the fee on the aggregate net asset value of the Funds as of the close of business on the business day immediately preceding the termination date. To avoid duplication of fees, any fees owed to SPARX Asset Management Co., Ltd. under this provision of the arrangement will be reduced by any fees owed to SPARX Asset Management Co., Ltd. under the New Sub-Advisory Agreement in connection with the termination of the New Sub-Advisory Agreement.

Description of the Sub-Adviser

        SPARX Asset Management Co., Ltd., the current investment sub-adviser to the Funds, is a wholly-owned subsidiary of SPARX Group Co., Ltd., a publicly-listed company traded on JASDAQ which is controlled by majority shareholder and Chairman, Mr. Shuhei Abe. The Sub-Adviser is registered as an investment adviser with the Securities and Exchange Commission.

        The Sub-Adviser was established in 1989 in Tokyo, Japan as an investment adviser. The Sub-Adviser is licensed under Japanese law to conduct its discretionary and non-discretionary investment management business as well as its securities investment trust business. In addition, the Sub-Adviser performs various investment and research functions and performs investment advisory activities and fund administration for its Japanese and international clients in the area of Japanese equity investment.

        Mr. Abe, along with, Masaki Taniguchi are representative directors of the Sub-Adviser, and Mikio Fujii is a director of the Sub-Adviser.  The officers of the Sub-Adviser are Mr. Abe, Chairman, Akihito Akashi, Chief Compliance Officer and Masaki Taniguchi, President.  The principal business address of the Sub-Adviser, and the address of the directors and officers, is Gate City Ohsaki, East Tower 16th Floor, 1-11-2, Ohsaki, Shinagawa-ku, Tokyo 141-0032 Japan.

Required Vote

        The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund is required for the approval of the New Sub-Advisory Agreement. Investor shares and Institutional shares will vote together as a single class for the approval of the New Sub-Advisory Agreement for the SPARX Japan Fund. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of a Fund means the vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (ii) more than 50% of the Fund’s outstanding shares. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of a Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against the New Sub-Advisory Agreement if (ii) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the New Sub-Advisory Agreement regardless of whether (i) or (ii) above is applicable. If the New Sub-Advisory Agreement is not approved for a Fund, then the Current Sub-Advisory Agreement will remain in effect for that Fund and the Board will consider such alternative actions, if any, as are in the best interests of that Fund.

        The approval of the New Sub-Advisory Agreement with respect to a Fund is expressly conditioned upon the approval of the New Agreement with respect to that Fund and the election of the four trustees to the Board.

Recommendation

        On July 13, 2009, the Board, including a majority of the Independent Trustees, met in person and approved the New Sub-Advisory Agreement. In approving the New Sub-Advisory Agreement, the trustees noted that the sub-adviser to the Funds remains the same, providing the same services to the Funds as under the Current Sub-Advisory Agreement. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of SPARX and the Sub-Adviser.

        Services Provided. The trustees referred to the presentation from SPARX which was distributed in advance of the meeting, regarding the nature, extent and quality of services that the Sub-Adviser provides the Funds. The trustees referenced the Sub-Adviser’s research and portfolio management capabilities and compliance infrastructure; the process by which research analysts recommend investments to portfolio managers and the research undertaken by portfolio managers, all as discussed at previous Board meetings.

        Comparative Performance. The performance of the SPARX Japan Fund and the SPARX Japan Smaller Companies Fund were compared to a group of similar Japanese funds and to the performance of the Funds’ respective benchmark indices for periods ended June 30, 2009.

        SPARX also provided the advisory fees for the funds and accounts advised by the Sub-Adviser or its affiliates with similar investment objectives, policies and strategies (“Similar Accounts”) as the Funds. There were no other U.S. registered investment companies among the Similar Accounts. The trustees referenced discussions in previous Board meetings regarding the advisory fees paid by the Funds compared to the fees paid to SPARX or the Sub-Adviser or their affiliates by Similar Accounts and the nature of the Similar Accounts and the differences between the Similar Accounts and the Funds and considerations of the relevance of the fee information provided for Similar Accounts managed by SPARX or the Sub-Adviser or their affiliates to evaluate the appropriateness and reasonableness of the Funds’ advisory fees.

        The Board considered the fees to be paid to the Sub-Adviser, noting that the Sub-Adviser’s fees are to be paid by Hennessy Advisors (out of its fees from the Funds) and not by the Funds.

        Profitability and Economies of Scale. Because Hennessy Advisors, and not the Funds, pays the Sub-Adviser, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations.

        Conclusions and Determinations. The Independent Trustees considered the services provided by the Sub-Adviser. The Independent Trustees also considered the discussion of the Funds’ advisory fees, expense ratios and performance.

        At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to approval of the New Sub-Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services to be provided by the Sub-Adviser are adequate and appropriate.

•	The Board was satisfied with the Funds' overall relative performance.

•	The Board concluded that the fees to be paid to the Sub-Adviser are reasonable and appropriate.

•	The Board determined that economies of scale had been sufficiently addressed in connection with approval of the New Agreement with Hennessy Advisors.

        The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year under the Current Sub-Advisory Agreement, and, without any one factor being dispositive, the Board determined that approval of the New Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

        Accordingly, the Board recommends a vote “FOR” the New Sub-Advisory Agreement.

PROPOSAL 3: ELECTION OF TRUSTEES

Trustee Nominees

        At the Special Meeting, four trustees will be elected to hold office until their respective successors are chosen and qualified. The current trustees of the Trust have nominated four persons for election. Each trustee nominee currently serves as a trustee/director of the Hennessy Funds. As proxies, Evan Gartenlaub and Hoi Fong intend to vote for the election of all of the Board’s nominees and any other person that the Board may recommend in place of a nominee if that nominee becomes unable to serve as a trustee before the Special Meeting. Each nominee has consented to being named as a nominee and to serve if elected (contingent on the approval of the New Agreement, the New Sub-Advisory Agreement and the election of all four trustee nominees).

        The following table includes certain important information regarding the trustee nominees:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(1)	Other Directorships Held by Trustee or Nominee for Trustee(2)
“Disinterested Persons”
Dennis DeSousa	Trustee	Indefinite, until	Currently a real estate	10	None.
Age: 72	Nominee	successor elected	investor.
Address:
c/o Hennessy Advisors, Inc.		Not applicable
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Robert T. Doyle	Trustee	Indefinite, until	Currently the Sheriff of	10	None.
Age: 62	Nominee	successor elected	Marin County, California
Address:			(since 1996) and has been
c/o Hennessy Advisors, Inc.		Not applicable	employed in the Marin County
7250 Redwood Blvd.			Sheriff’s Office in various
Suite 200			capacities since 1969.
Novato, CA 94945

(1)	If all four trustee nominees are elected, the New Agreement is approved and the New Sub-Advisory Agreement is approved, there will be 10 portfolios in the fund complex overseen by the trustee nominees: the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Focus 30 Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Select Large Value Fund, the Hennessy Select SPARX Japan Fund (as renamed) and the Hennessy Select SPARX Japan Smaller Companies Fund (as renamed)

(2)	Excludes the registered investment companies of which the Hennessy Funds are series. The Hennessy Cornerstone Growth Fund, the Hennessy Focus 30 Fund and the Hennessy Cornerstone Value Fund are each organized as a separate investment portfolio or series of Hennessy Mutual Funds, Inc., a Maryland corporation; the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Cornerstone Large Growth Fund and the Hennessy Select Large Value Fund are each organized as a separate investment portfolio or series of Hennessy Funds Trust, a Delaware statutory trust; and the Hennessy Total Return Fund and the Hennessy Balanced Fund are each organized as a separate investment portfolio or series of Hennessy Funds, Inc., a Maryland corporation.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(1)	Other Directorships Held by Trustee or Nominee for Trustee(2)
Gerald P. Richardson	Trustee	Indefinite, until	Formerly the Chief Executive	10	None.
Age: 63	Nominee	successor elected	Officer and owner of ORBIS
Address:			Payment Services. Mr.
c/o Hennessy Advisors, Inc.		Not applicable	Richardson is now an
7250 Redwood Blvd.			independent consultant in the
Suite 200			securities industry.
Novato, CA 94945

“Interested Persons”

Neil J. Hennessy(3)	Trustee	Indefinite, until	President, Chairman, CEO and	10	Director of
Age: 53	Nominee	successor elected	Portfolio Manager of Hennessy		Hennessy
Address:			Advisors, Inc., the Hennessy		Advisors.
c/o Hennessy Advisors, Inc.		Not applicable	Funds’ investment adviser,
7250 Redwood Blvd.			since 1989; President of
Suite 200			Hennessy Mutual Funds, Inc.
Novato, CA 94945			and Hennessy Funds, Inc. from
1996 through June 2008, and
President of Hennessy Funds
Trust from 2005 through June
2008.

(1)	If all four trustee nominees are elected, the New Agreement is approved and the New Sub-Advisory Agreement is approved, there will be 10 portfolios in the fund complex overseen by the trustee nominees: the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Focus 30 Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Select Large Value Fund, the Hennessy Select SPARX Japan Fund (as renamed) and the Hennessy Select SPARX Japan Smaller Companies Fund (as renamed)

(2)	Excludes the registered investment companies of which the Hennessy Funds are series. The Hennessy Cornerstone Growth Fund, the Hennessy Focus 30 Fund and the Hennessy Cornerstone Value Fund are each organized as a separate investment portfolio or series of Hennessy Mutual Funds, Inc., a Maryland corporation; the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Cornerstone Large Growth Fund and the Hennessy Select Large Value Fund are each organized as a separate investment portfolio or series of Hennessy Funds Trust, a Delaware statutory trust; and the Hennessy Total Return Fund and the Hennessy Balanced Fund are each organized as a separate investment portfolio or series of Hennessy Funds, Inc., a Maryland corporation.

(3)	If all four trustee nominees are elected, the New Agreement is approved and the New Sub-Advisory Agreement is approved, Mr. Hennessy will be an interested person (as defined in the 1940 Act) of the Trust because he is a director, officer and shareholder of Hennessy Advisors.

        The following table includes certain important information regarding the current officers of the Funds:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
“Interested Persons”

Evan Gartenlaub	Trustee and	Indefinite, until	President and Counsel of	4	None.
Age: 35	President	successor elected	SPARX (employed by SPARX
Address:			since 2006). During 2006,
330 Madison Avenue,			associate at Schulte Roth &
New York, New York		President and	Zabel LLP. From 2002 to
10017		Trustee since	2006, associate at Kirkland
		December 2007	& Ellis LLP.

Hoi Fong	Treasurer and	Indefinite, until	Senior Vice President and	Not applicable.	Not applicable.
Age: 37	Secretary	successor elected	Assistant Treasurer of SPARX
Address:			(employed by SPARX since
330 Madison Avenue,			2004). From 2003 to 2004,
New York, New York		Treasurer since	Senior Accountant at
10017		January 2006	Whippoorwill Associates.
and Secretary
since December
2007

Kevin T. Medina	Chief	Indefinite, until	Senior Vice President and	Not applicable.	Not applicable.
Age: 37	Compliance	successor elected	Chief Compliance Officer of
Address:	Officer		SPARX (employed by SPARX
330 Madison Avenue,			since 2004). From 2002 to
New York, New York		Chief	2004, Senior Compliance
10017		Compliance	Analyst for Allianz Dresdner
		Officer since	Asset Management.
January 2006

        If all four trustee nominees are elected (and the New Agreement is approved and the New Sub-Advisory Agreement is approved), the above described current officers will resign and the following persons, each of whom is a current officer of the Hennessy Funds, will be elected by the new trustees as officers of the Fund:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
“Interested Persons”

Neil J. Hennessy(1)	Trustee,	1 year term	President, Chairman, CEO and	10	Director of
Age: 53	Chairman of		Portfolio Manager of Hennessy		Hennessy
Address:	the Board and	Not applicable	Advisors, Inc., the Hennessy		Advisors.
c/o Hennessy Advisors, Inc.	Chief		Funds’ investment adviser,
7250 Redwood Blvd.	Investment		since 1989; President of
Suite 200	Officer		Hennessy Mutual Funds, Inc.
Novato, CA 94945			and Hennessy Funds, Inc. from
1996 through June 2008, and
President of Hennessy Funds
Trust from 2005 through June
2008.

Kevin A. Rowell(1)	President	1 year term	Mr. Rowell was President of	Not applicable.	Not applicable.
Age: 48			Pioneer Funds Distributor
Address:		Not applicable	from January 2006 to July
c/o Hennessy Advisors, Inc.			2007; from April 2004 through
7250 Redwood Blvd.			November 2005, Mr. Rowell was
Suite 200			Executive Vice President at
Novato, CA 94945			Charles Schwab & Co., Inc.;
and from September 2002
through April 2004 was
President of SAFECO Mutual
Funds.

(1)	If appointed as officers of the Trust, all of the proposed officers of the Trust and employees of Hennessy Advisors will be interested persons (as defined in the 1940 Act) of the Trust.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Frank Ingarra, Jr.(1)	Vice President	1 year term	Mr. Ingarra is a Portfolio	Not applicable.	Not applicable.
Age: 37			Manager for Hennessy
Address:		Not applicable	Advisors, Inc., the Hennessy
c/o Hennessy Advisors, Inc.			Funds’ investment adviser.
7250 Redwood Blvd.			Mr. Ingarra has been with the
Suite 200			Hennessy Funds and Hennessy
Novato, CA 94945			Advisors, Inc. since 2004.
He is a Vice President of the
Hennessy Funds.

Harry F. Thomas(1)	Vice	1 year term	Vice President, Chief	Not applicable.	Not applicable.
Age: 62	President,		Compliance Officer for
Address:	Chief	Not applicable	Hennessy Advisors, Inc., the
c/o Hennessy Advisors, Inc.	Compliance		Hennessy Funds’ investment
7250 Redwood Blvd.	Officer		adviser, since 2004; retired
Suite 200			business executive from 2001
Novato, CA 94945			through 2004; and director of
the Hennessy Funds from 2000
to May 2004.

Ana Miner(1)	Vice	1 year term	Has been employed by Hennessy	Not applicable.	Not applicable.
Age: 51	President of		Advisors, Inc., the Hennessy
Address:	Operations	Not applicable	Funds’ investment adviser,
c/o Hennessy Advisors, Inc.			since 1998.
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Teresa M. Nilsen(1)	Executive	1 year term	Currently Executive Vice	Not applicable.	Not applicable.
Age: 42	Vice		President, Chief Financial
Address:	President and	Not applicable	Officer and Secretary of
c/o Hennessy Advisors, Inc.	Treasurer		Hennessy Advisors, Inc., the
7250 Redwood Blvd.			Hennessy Funds’ investment
Suite 200			adviser; Ms. Nilsen has been
Novato, CA 94945			the corporate secretary and a
financial officer of Hennessy
Advisors, Inc. since 1989;
Ms. Nilsen has been an
officer of the Hennessy Funds
since 1996, currently she is
Executive Vice President and
Treasurer.

Daniel B. Steadman(1)	Executive	1 year term	Executive Vice President of	Not applicable.	Not applicable.
Age: 52	Vice		Hennessy Advisors, Inc., the
Address:	President and	Not applicable	Hennessy Funds’ investment
c/o Hennessy Advisors, Inc.	Secretary		adviser, from 2000 to the
7250 Redwood Blvd.			present; Mr. Steadman has
Suite 200			been Executive Vice President
Novato, CA 94945			and Secretary of the Hennessy
Funds since 2000.

(1)	If appointed as officers of the Trust, all of the proposed officers of the Trust and employees of Hennessy Advisors will be interested persons (as defined in the 1940 Act) of the Trust.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Tania A. Kelley(1)	Vice	1 year term	Has been employed by Hennessy	Not applicable.	Not applicable.
Age: 43	President of		Advisors, Inc., the Hennessy
Address:	Marketing	Not applicable	Funds’ investment adviser,
c/o Hennessy Advisors, Inc.			since October 2003; Director
7250 Redwood Blvd.			of Sales and Marketing for
Suite 200			Comcast from 2000 through
Novato, CA 94945			2003.

Brian Peery(1)	Vice	1 year term	Has been employed by Hennessy	Not applicable.	Not applicable.
Age: 39	President,		Advisors, Inc., the Hennessy
Address:	Director of	Not applicable	Funds’ investment adviser,
c/o Hennessy Advisors, Inc.	Research		since June 2002; Vice
7250 Redwood Blvd.			President of Institutional
Suite 200			Sales and Senior Analyst with
Novato, CA 94945			Brad Peery Inc. from June
2000 to June 2002; from 1996
to 2002, Mr. Peery worked for
Haywood Securities where has
was a Vice President.

(1)	If appointed as officers of the Trust, all of the proposed officers of the Trust and employees of Hennessy Advisors will be interested persons (as defined in the 1940 Act) of the Trust.

Ownership of Trustee Nominees

        The following table sets forth the dollar range of shares of the Funds beneficially owned by each trustee nominee as of July 6, 2009, which is also the valuation date:

Name of Trustee Nominee	Dollar Range of Equity Securities in the SPARX Japan Smaller Companies Fund	Dollar Range of Equity Securities in the SPARX Japan Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(1)
“Disinterested Persons”
J. Dennis DeSousa	$0	$0	$50,001 - $100,000
Robert T. Doyle	$0	$0	$1 - $10,000
Gerald P. Richardson	$0	$0	$50,001 - $100,000
“Interested Persons”
Neil J. Hennessy	$0	$0	Over $100,000

(1)	If all four trustee nominees are elected, the New Agreement is approved and the New Sub-Advisory Agreement is approved, there will be 10 portfolios in the fund complex overseen by the trustee nominees: the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Focus 30 Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Select Large Value Fund, the Hennessy Select SPARX Japan Fund (as renamed) and the Hennessy Select SPARX Japan Smaller Companies Fund (as renamed)

Compensation

        If the trustee nominees are elected and take office, the Funds will pay each Independent Trustee a $750 fee for each meeting of the Board attended. The Funds will not pay any additional compensation for meetings of the Audit Committee. The Funds may reimburse trustees for travel expenses incurred in order to attend meetings. None of the trustee nominees were trustees of the Funds as of the end of the fiscal year ended October 31, 2008. If the trustee nominees are elected, the aggregate compensation to be paid by the Trust to each Independent Trustee for the fiscal year ending October 31, 2009 (estimating future payments based upon anticipated arrangements) would be as follows:

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Company Expenses(1)	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
“Disinterested Persons”
J. Dennis DeSousa, Nominee	$750	$0	$0	$20,750
Robert T. Doyle, Nominee	$750	$0	$0	$20,750
Gerald P. Richardson, Nominee	$750	$0	$0	$20,750
“Interested Persons”
Neil J. Hennessy, Nominee	$0	$0	$0	$0

(1)	The Trust does not maintain pension or retirement plans for its trustees.

Meetings of the Board of Trustees and Committees

        The Trust has standing Audit and Nominating Committees, each comprised of all of the Independent Trustees. If the trustee nominees are elected, the members of the Audit Committee will be Messrs. DeSousa, Doyle (Chairman) and Richardson. The function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements, (2) assist in Board oversight of the quality and integrity of the Trust’s financial statements and the Trust’s compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Trust’s independent registered public accounting firm and the Board. The function of the Nominating Committee is to select and nominate all candidates who would be Independent Trustees of the Trust for election to the Board. The Nominating Committee does not normally consider nominees recommended by shareholders.

        The Trust also has a standing Valuation Committee. The primary function of the Valuation Committee is to assist in valuing the Funds’ investments. The Board met four times during the fiscal year ended October 31, 2008. The Audit Committee met twice, the Valuation Committee met four times and the Nominating Committee did not meet during the fiscal year ended October 31, 2008.

Shareholder Communications with Board of Trustees

        The Funds’ shareholders may communicate with the Board (or individual trustees serving on the Board) by sending written communications, addressed to the Board as a group or any individual trustee, to SPARX Asia Funds, Attention: Secretary, 330 Madison Avenue, Suite 924, New York, New York 10017, who will ensure that this communication (assuming it is properly marked care of the Board or care of a specific trustee) is delivered to the Board or the specified trustee, as the case may be.

Attendance of Trustees at Annual Meetings

        The Funds do not hold annual meetings and therefore do not have a policy with regard to trustees’ attendance at such meetings.

Required Vote

        Shareholders elect trustees by a plurality of the votes cast by shares that are entitled to vote in the election, assuming a quorum is present. For this purpose, a “plurality” means that nominees receiving the largest number of votes from the Funds’ shareholders will be elected as trustees. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention or otherwise, will not affect the election of the trustees.

        The election of the trustees is expressly conditioned upon the approval of the New Agreement and the approval of the New Sub-Advisory Agreement. If all four trustee nominees are elected but the New Agreement does not receive a sufficient number of votes, or the New Sub-Advisory Agreement does not receive a sufficient number of votes, the trustee nominees will not take office, the current trustees will remain in office and the Current Agreement and the Current Sub-Advisory Agreement will remain in effect. Under either of these circumstances, the Board will consider such alternative actions, if any, as are in the best interests of the Fund.

Recommendation

        The Board recommends a vote “FOR” all of the trustee nominees.

AUDIT AND NON-AUDIT FEES

Independent Registered Public Accounting Firm

        Ernst & Young LLP is the Funds’ current independent registered public accounting firm and was the Funds’ independent registered public accounting firm for the fiscal year ended October 31, 2008. We do not expect that representatives of Ernst & Young LLP will be present at the Special Meeting.

Audit Committee Pre-Approval Requirements

        The Audit Committee is required to pre-approve all audit services and permitted non-audit services provided by Ernst & Young LLP or any other independent registered public accounting firm engaged by the Trust (the “Auditor”). The Audit Committee must also pre-approve any engagement of the Auditor to provide non-audit services to (a) the Fund’s investment adviser and (b) any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Trust (with entities in (a) and (b) hereinafter referred to as “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Trust. Services are specifically pre-approved by the Audit Committee or a designated member of the Audit Committee prior to the engagement.

Fees for Services to the Trust

        The following table provides information on the aggregate fees billed by Ernst & Young LLP for services rendered to the Trust for each of the last two fiscal years:

Fiscal Year Ended	Audit Fees(1)	Audit-Related Fees	Tax Fees(2)	All Other Fees(3)	Totals
October 31, 2008	$100,900	$0	$38,200	$0	$139,100
October 31, 2007	$82,000	$0	$21,500	$10,764	$114,264

(1)	Includes aggregate fees billed for professional services rendered for the audit of the Funds’ annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Funds.

(2)	Includes aggregate fees billed for tax compliance, tax advice and tax planning. Fees for tax services to the Funds consisted of review of the U.S. Federal income tax return, New York State and New York City income tax returns and the excise tax return, preparation of, certain other required tax returns and tax advice, PFIC analysis and FIN 48.

(3)	Includes aggregate fees billed for products and services provided by the principal accountant, other than audit fees, audit-related fees and tax fees. Other fees consisted of fees for organization cost for three new funds launched on August 31, 2007.

Fees for Non-Audit Services

        During the past two fiscal years, Ernst & Young LLP has not billed any non-audit fees for services rendered to the Trust, SPARX or any other Service Affiliate, other than as described above ($32,264 and $38,200 for the fiscal years ended October 31, 2007 and October 31, 2008, respectively). All non-audit fees were pre-approved in advance by the Audit Committee or a designated member of the Audit Committee. No non-audit fees were paid to Ernst & Young LLP by Service Affiliates during these periods.

22

ADMINISTRATOR AND PRINCIPAL UNDERWRITER

        The administrator to the Funds is PNC Global Investment Servicing (U.S.) Inc. (“PNC”), 301 Bellevue Parkway, Wilmington, Delaware 19809. PNC provides various administrative and fund accounting services to the Funds, including calculating each Fund’s net asset value, pursuant to an administration agreement with the Trust on behalf of the Funds.

        Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406, acts as principal underwriter and distributor of shares of the Funds pursuant to an underwriting agreement with the Funds. In its capacity as Underwriter, PFD acts as exclusive agent for each Fund in facilitating the distribution of its shares to the public. PFD distributes the shares on a “best efforts” basis (each of the Fund’s shares are offered on a continuous basis).

RECEIPT OF SHAREHOLDER PROPOSALS

        Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust’s proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Trust of any such proposal. Since the Trust does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Trust a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

        The Board knows of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

SPARX ASIA FUNDS

Evan Gartenlaub President

New York, New York
July ___, 2009

PRELIMINARY PROXY CARD, SUBJECT TO CHANGE, DATED JULY 14, 2009

PROXY TABULATOR	3 EASY WAYS TO VOTE YOUR PROXY
P.O. BOX 859232
Braintree, MA 02185-9232	Vote by Mail: Check the appropriate boxes on the reverse side of this proxy card, date and sign below and return in the postage-paid envelope provided.
Vote by Phone: Call toll free 1-800-___-____. Follow the recorded instructions.
Vote via the Internet: Log on to www.2voteproxy.com. Follow the on-screen instructions.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
OF SPARX JAPAN FUND

A series of SPARX Asia Funds

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

        The undersigned constitutes and appoints Evan Gartenlaub and Hoi Fong, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all Investor shares and Institutional shares of the SPARX Japan Fund held of record by the undersigned on July 15, 2009, as designated below, at the Special Meeting of Shareholders of the SPARX Japan Fund and the SPARX Japan Smaller Companies Fund at 330 Madison Avenue, Suite 924, New York, New York 10017 on Thursday, September 17, 2009 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

        This proxy will be voted as specified. By voting by telephone, via the Internet or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the new advisory agreement, “FOR” the new sub-advisory agreement and “FOR” each of the nominees for trustee, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please vote (1) by telephone; (2) via the Internet; or (3) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone or via the Internet, you do not need to mail in your proxy card.

Dated: ___________________, 2009

__________________________________________ Signature(s)

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Please fill in boxes as shown using black or blue ink or number 2 pencil.	[X]
PLEASE DO NOT USE FINE POINT PEN

The Board of Trustees recommends that you vote “FOR” the new investment advisory agreement, “FOR” the new sub-advisory agreement and “FOR” the election of each of the trustee nominees identified below.

1.	Proposal to approve new investment advisory agreement between SPARX Asia Funds and Hennessy Advisors, Inc.:

FOR	AGAINST	ABSTAIN

2.	Proposal to approve new sub-advisory agreement between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.:

FOR	AGAINST	ABSTAIN

3.	Election of trustees:

J. Dennis DeSoussa Robert T. Doyle Gerald P. Richardson Neil J. Hennessy

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT AS INDICATED BELOW

____________________________________________________
(Instructions: To withhold authority to vote for any indicated nominee, write the nominee(s) name above.)

4.	In their discretion upon such other business as may properly come before the meeting.

Please check box at right if you will be attending the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PRELIMINARY PROXY CARD, SUBJECT TO CHANGE, DATED JULY 14, 2009

PROXY TABULATOR	3 EASY WAYS TO VOTE YOUR PROXY
P.O. BOX 859232
Braintree, MA 02185-9232	Vote by Mail: Check the appropriate boxes on the reverse side of this proxy card, date and sign below and return in the postage-paid envelope provided.
Vote by Phone: Call toll free 1-800-___-____. Follow the recorded instructions.
Vote via the Internet: Log on to www.2voteproxy.com. Follow the on-screen instructions.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
OF SPARX JAPAN SMALLER COMPANIES FUND

A series of SPARX Asia Funds

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

        The undersigned constitutes and appoints Evan Gartenlaub and Hoi Fong, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the SPARX Japan Smaller Companies Fund held of record by the undersigned on July 15, 2009, as designated below, at the Special Meeting of Shareholders of the SPARX Japan Fund and the SPARX Japan Smaller Companies Fund at 330 Madison Avenue, Suite 924, New York, New York 10017 on Thursday, September 17, 2009 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

        This proxy will be voted as specified. By voting by telephone, via the Internet or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the new advisory agreement, “FOR” the new sub-advisory agreement and “FOR” each of the nominees for trustee, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please vote (1) by telephone; (2) via the Internet; or (3) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone or via the Internet, you do not need to mail in your proxy card.

Dated: ___________________, 2009

__________________________________________ Signature(s)

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Please fill in boxes as shown using black or blue ink or number 2 pencil.	[X]
PLEASE DO NOT USE FINE POINT PEN

The Board of Trustees recommends that you vote “FOR” the new investment advisory agreement, “FOR” the new sub-advisory agreement and “FOR” the election of each of the trustee nominees identified below.

1.	Proposal to approve new investment advisory agreement between SPARX Asia Funds and Hennessy Advisors, Inc.:

FOR	AGAINST	ABSTAIN

2.	Proposal to approve new sub-advisory agreement between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.:

FOR	AGAINST	ABSTAIN

3.	Election of trustees:

J. Dennis DeSoussa Robert T. Doyle Gerald P. Richardson Neil J. Hennessy

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT AS INDICATED BELOW

____________________________________________________
(Instructions: To withhold authority to vote for any indicated nominee, write the nominee(s) name above.)

4.	In their discretion upon such other business as may properly come before the meeting.

Please check box at right if you will be attending the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.